UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

(Exact name of Registrant as specified in its charter)

Organized in the State of South Dakota
Commission File Number 333-75804
Employer Identification No. 46-0462968

100 Caspian Avenue
Post Office Box 500
Volga, South Dakota 57071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (605) 627-9240

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On January 18, 2005, the Registrant accepted the resignation of its independent auditor, Eide Bailly LLP, from its engagement to perform the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2004. Such resignation was presented in person by representatives of Eide Bailly and approved by the Registrant’s Audit and Finance Committee and Board of Managers at meetings held on January 18, 2005. Eide Bailly advised the Registrant that the reason for its resignation was its determination that assistance provided by Eide Bailly to the Registrant related to the preparation of the Registrant’s financial statements, though believed to be de minimus, qualifies as prohibited bookkeeping services under Rule 2-01 of Regulation S-X, thereby compromising Eide Bailly’s independence and disqualifying it from performing the Registrant’s audit for the year ended December 31, 2004. The Registrant does not dispute Eide Bailly’s determination.

Eide Bailly performed the Registrant’s audit for each of the two most recent fiscal years (2002-2003) and neither of the reports on the financial statements for either of those years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The Registrant has not had any disagreements with Eide Bailly during either of the Registrant’s two most recent fiscal years (2002-2003) or during any subsequent interim period preceding its resignation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Eide Bailly has not advised the Registrant : (a) that the internal controls necessary for the Registrant to develop reliable financial statements do not exist, (b) that information has come to its attention that has led it to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management, or (c) of the need to expand significantly the scope of its audit or that information has come to its attention that if further investigated may (i) materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements with respect to the periods covered by such reports, or for any subsequent period or (ii) cause it to be unwilling to rely on management’s representations or be associated with the Registrant’s financial statements. Eide Bailly has confirmed that its resignation was not as a result of any disagreement between Eide Bailly and the Registrant and has provided the Registrant with a letter addressed to the Securities and Exchange Commission stating that it has reviewed and agrees with the Registrant’s statements in this report. A copy of such letter is attached as an exhibit to this report.

(b) At meetings held on January 18, 2005, the Registrant’s Audit and Finance Committee approved and recommended to the Board of Managers, and the Board of Managers approved, the engagement of Gordon, Hughes & Banks, LLP, to perform the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2004, and to re-review the Registrant’s interim financial statements for the first three quarters of 2004. Gordon, Hughes & Banks has never performed any audit services or any other accounting or advisory services for the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits. The following exhibits are filed with this report:

Exhibit
Number	Description of Exhibit
16.01	Eide Bailly letter dated January 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: January 20, 2005	By:	/s/ Rodney Christianson
Rodney Christianson
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
16.01	Eide Bailly letter dated January 20, 2005